Brighthouse Shield® Level II Advisory Annuity
Issued by
Brighthouse Life Insurance Company

Summary Prospectus for New Investors
April 27, 2026
An individual single premium deferred index-linked annuity contract
This Summary Prospectus summarizes key features of the Brighthouse Shield® Level II Advisory Annuity contract (the “Contract” or “contract”), an individual single premium deferred index-linked annuity contract, issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF249?site=BHF1. You can also obtain this information at no cost by calling (888) 243-1932 or by sending an email request to rcg@brighthousefinancial.com.
The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85% for 15% downside protection; and 75% for 25% downside protection. We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.  In return for downside protection, we may limit positive index gains for the Shield Options.
We limit the amount you can earn on a Shield Option through the Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%. For Par Cap Rate Shield Options, the Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract, but the Participation Rate will not be less than 100%.
The Contract is a complex investment. Investment in the Contract involves investment risks, including potential loss of principal. You should not buy this Contract if you are not willing to assume these investment risks.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract permits ongoing withdrawals from the Shield Options prior to the Term End Date. However, the Contract may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as required minimum distributions, withdrawals taken under the systematic withdrawal program, or withdrawals to pay advisory fees. Withdrawals (including required minimum distributions (“RMDs”), systematic withdrawals, and withdrawals to pay advisory fees) and Surrenders may be subject to income taxes and income tax penalties if taken before age 59½ and, if taken from the Shield Options before the end of a Term, may be based on an Interim Value calculation. The Shield Option Fee will also be deducted when certain transactions (withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term End Date or during the Transfer Period and will be based on an Interim Value calculation. A negative Interim Value could result in loss beyond the protection of the Shield Rate. In extreme circumstances, you could lose up to 100% of the value of the Shield Option if you make a withdrawal or Surrender from the Shield Options or if you exercise the Performance Lock before the Term End Date. If you do intend to take ongoing withdrawals under the Contract, particularly from a Shield Option during the Term, you should consult with a financial advisor about whether the Contract is appropriate for you.
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You may cancel the Contract within 10 days after receiving it without paying fees or penalties by mailing or delivering the Contract to either us or the financial advisor who sold it. In some states the period may be longer. Upon cancellation, you will either receive a full refund of the amount you paid with your application or your total Account Value (although we will apply an Interim Value calculation). You should review this prospectus, or consult with your financial advisor, for additional information about the specific cancellation terms that apply.
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BLIC’s obligations under the Contract are subject to our financial strength and claims-paying ability. Additional general information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
In this summary prospectus, the following capitalized terms have the indicated meanings:
Account Value. The total of the Fixed Account Value, the value of the Shield Option(s), and the Holding Account value under the Contract during the Accumulation Period.
Accumulation Period. The period prior to the Annuity Date.
Allocation Option.  Includes the Shield Option(s), the Fixed Account, and Holding Account. The Holding Account is not an allocation option that you can allocate your Purchase Payment or Account Value into and there are only certain circumstances where we will transfer amounts to the Holding Account. See “HOLDING ACCOUNT.”
Annuitant. The natural person(s) listed on the Contract Schedule on whose life Annuity Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date. A date on which you choose to begin receiving Annuity Payments. If we agree, you may change the Annuity Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Payments. A series of payments made by us during the Annuity Period, which we guarantee as to dollar amount.
Annuity Period. A period starting on the Annuity Date during which Annuity Payments are payable.
Business Day. Our “business day” is generally any day the New York Stock Exchange (NYSE) is open for regular trading. For purposes of receipt of Notice for administrative requests and transactions, a Business Day ends at the earlier of 4:00 PM Eastern Standard Time or when the NYSE closes. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.    The maximum rate that may be credited at the Term End Date based on Index Performance. The Cap Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Contract. The legal agreement between you and BLIC. It contains relevant provisions of your deferred annuity.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Schedule. The schedule attached to your Contract.
Contract Year. A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Edge Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. The Edge Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, it is not an annual rate. A Shield Option with an Edge Rate may also be referred to as a “Shield Option with Step Rate Edge” in the prospectus.
Fixed Account. An account, if available, that consists of all of the assets under the Contract other than those in the Separate Account or Holding Account. You may allocate your Purchase Payment to the Fixed Account, and you may make a transfer into or out of the Fixed Account. The Fixed Account is part of the General Account assets of BLIC.
Fixed Account Term. The length of time over which the current Fixed Account interest rate is guaranteed. No Fixed Account Term will extend beyond the Annuity Date. The minimum Fixed Account Term depends on the date your Contract is issued but will not be less than one (1) year.
Fixed Account Term End Date. The Contract Anniversary on which a Fixed Account Term ends.
Fixed Account Value.    The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals (including any withdrawals to pay advisory fees); and less (d) any Premium Tax or other taxes, if applicable.
Good Order. A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial advisor before submitting the form or request.
Holding Account. An account that may hold Account Value prior to being transferred to the Shield Option(s) and/or the Fixed Account in accordance with your allocation instructions. Transfers can only occur on a Contract Anniversary. The Holding Account has its own Holding Account interest rate, which is a fixed interest rate, and interest is credited daily at an effective annual rate that we declare periodically. The Holding Account is part of the General Account assets of BLIC.
Index (Indices).    The underlying index associated with a Shield Option which is used to determine the Index Performance on a Term End Date. We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices at our discretion.
Index Performance. The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value.The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day. If an Index Value is not published on a Business Day, the closing Index Value on the next Business Day on which the Index Value is published will be used.
Interim Value. For each Shield Option, Interim Value is the value we assign on any Business Day other than the Term Start Date and the Term End Date. During the Transfer Period, the Interim Value of each Shield Option is equal to the Investment Amount at the Term End Date in that Shield Option. After the Transfer Period, the Interim Value is a calculated value (as described in the “Interim Value Calculation” section) and is the amount that is available for annuitization, death benefits, withdrawals, Surrenders, and Performance Lock.
Investment Amount. The Investment Amount, for any Shield Option, is the amount that is allocated to the Shield Option at the Term Start Date, reduced proportionately for any withdrawals at the time of such withdrawals (including any withdrawals to pay advisory fees) by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option, and then, at Term End Date, adjusted by the Performance Rate. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option.
Issue Date.     The date the Contract is issued.
Joint Owner. If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Notice.  Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
Owner (“you”, “yours”). The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If Joint Owners are named, all references to Owner shall mean Joint Owners.
Participation Rate.    The percentage used to determine the amount of positive Index Performance that may be credited at the Term End Date. The Participation Rate is declared at the beginning of each Term and will never be less than the Minimum Guaranteed Participation Rate. The Participation Rate may vary between Par Cap Rate Shield Options.
Performance Lock.    A feature that allows you the option to lock in the Interim Value of a Shield Option and that is automatically included with your Contract on the Issue Date for no additional charge.
Performance Lock Value.     The value of a Shield Option after exercising Performance Lock. The Performance Lock Value is equal to the Interim Value at the end of the Business Day that you exercise Performance Lock, reduced by the dollar amount of any subsequent withdrawals (including any withdrawals to pay advisory fees and Shield Option Fee deductions). The Performance Lock Value of a Shield Option with a Shield Option Fee will also be reduced by the Shield Option Fee amount on each subsequent Contract Anniversary and the Term End Date.
Performance Rate. The rate credited at the Term End Date and is based on the Index Performance, adjusted for the applicable Shield Rate and Rate Crediting Type. The Performance Rate represents a percentage that can be positive, zero or negative. At the Term End Date, any increase or reduction in the Investment Amount in a particular Shield Option is determined by multiplying the Performance Rate by the Investment Amount of the Shield Option on the last day of the Term.
Premium Tax.    The amount of tax, if any, charged by the state or municipality.
Purchase Payment. The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type.  The Cap Rate, Step Rate, Step Rate Edge, or Participation Rate. Par Cap Rate Shield Options have both a Participation Rate and a Cap Rate.

Shield 10. The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.    The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.    The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.   A limited buffer where we absorb part of any negative Index Performance at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. The Shield Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate. We currently offer the following Shield Rates: Shield 10, Shield 15, and Shield 25. The Shield Rate does not protect you from a Shield Option Fee.
Shield Option.    You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and a Rate Crediting Type. Certain Shield Options have both a Participation Rate and a Cap Rate (“Par Cap Rate Shield Options” and referred to as “Participation Rate Cap Rate Fee Shield Options” in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract). Par Cap Rate Shield Options have a Shield Option Fee and are not available for Contracts issued before April 27, 2026.
Shield Option Fee.    The fee that is charged when you allocate into Shield Options with a Shield Option Fee. The Shield Option Fee is a percentage that is specified in your Contract and will not change for the life of the Contract. If you have not exercised Performance Lock, the Shield Option Fee amount is equal to the Shield Option Fee, multiplied by the Interim Value on each Contract Anniversary and the Investment Amount on the Term End Date (after applying the Performance Rate). If you have exercised Performance Lock on a Shield Option with a Shield Option Fee, the Shield Option Fee amount is equal to the Shield Option Fee multiplied by the Performance Lock Value of that Shield Option on each Contract Anniversary and the Term End Date. The Shield Option Fee is also applied to certain transactions, including withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitizations, or the payment of the death benefit during the Accumulation Period, if taken on any date other than the Term End Date or during the Transfer Period (see “Shield Option Fee” under “WITHDRAWAL PROVISIONS” in the prospectus).
Step Rate.    The rate credited at the Term End Date if the Index Performance is equal to or greater than zero. The Step Rate may vary between Shield Options and, unless you have a Shield Option with a 1-year Term, is not an annual rate.
Surrender. A full withdrawal of your Account Value.
Term.    The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 2 years, 3 years or 6 years. The initial Term(s) begin on the Issue Date.
Term End Date. The Contract Anniversary on which a Shield Option ends.
Term Start Date.    The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.

OVERVIEW OF THE CONTRACT
About the Contract
The Brighthouse Shield® Level II Advisory Annuity is an individual single premium deferred index-linked annuity contract (the “Contract”) issued by BLIC, that provides for the potential accumulation of retirement savings on a tax-deferred basis through investment in the Contract’s Allocation Options, which include the Shield Options and the Fixed Account (if available). The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes, and also includes a death benefit which can be used to transfer assets to your beneficiaries. It may not be appropriate for you if you plan to take withdrawals from a Shield Option prior to the Term End Date, especially if you plan to take ongoing withdrawals such as RMDs, withdrawals taken under the systematic withdrawal program, or withdrawals to pay advisory fees. Before you invest, be sure to ask your financial advisor about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based on your financial situation and objectives.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Annuity Period.
Accumulation Period
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. Withdrawals (including RMDs, systematic withdrawals, and any withdrawals to pay advisory fees), depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.
To help you accumulate assets during the Accumulation Period, you can invest your Purchase Payments and Account Value in the Allocation Options under the Contract, which are (1) the Fixed Account (if available), and (2) the Shield Options. Additional information about each investment option is provided in Appendix A to this prospectus.
The Fixed Account. The Fixed Account (if available) guarantees principal and interest. The Minimum Guaranteed Interest Rate depends on the date your Contract is issued and will not be less than 1% annually. Unless you allocate your entire Purchase Payment and earnings to the Fixed Account, you may lose money by investing in the Contract.
The Shield Options. We currently offer Shield Options based on Indices. Each Shield Option has a Term of 1, 2, 3, or 6 years in length. The various Shield Options permit Owners to receive interest (positive, negative or zero) at the end of each Term based on the percentage returns of certain Securities Indices. You could lose a significant amount of money if the Index declines in value.
The Shield Options offer guarantees against a specified level of negative interest—guarantees we call “Shield Rates.” We use the Shield Rates to limit the negative Index Performance used in calculating the interest rate credited to a Shield Option at the Term End Date (the “Performance Rate”).
The protections specified by the Shield Rate and the level of positive investment experience that can be credited to the Account Value allowed or specified by the applicable Rate Crediting Type are only fully available for the amounts held until the end of the Term.
We currently offer Shield Rates of 10% (“Shield 10”), 15% (“Shield 15”), or 25% (“Shield 25”). The Shield Rate is a limited buffer where we absorb any negative Index Performance on the Term End Date up to the Shield Rate. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option. For example, -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate (the amount of negative Index Performance that exceeds the Shield Rate), meaning that we will reduce the Investment Amount associated with the Shield Option by -5%.
We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection. Consequently, if we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the Fixed Account Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur taxes, tax penalties, or an Interim Value calculation. If you invest in another investment vehicle, that investment may have different features, fees and risks than your Contract.
Each Shield Option also has a Rate Crediting Type. Each Par Cap Rate Shield Option has both a Participation Rate and a Cap Rate. The Cap Rate, Step Rate, Step Rate Edge, and Participation Rate (each, a “Rate Crediting Type”) are the four ways we offer that you can potentially receive positive interest based on the performance of an Index. We limit the positive Index Performance used in calculating the interest credited to a Shield

Option at the Term End Date through the applicable Rate Crediting Type. Positive interest may be credited up to the specified Cap Rate or equal to the specified Step Rate or Edge Rate. For a Par Cap Rate Shield Option, positive Index Performance is multiplied by the Participation Rate and interest is credited up to the Cap Rate.
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The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, if you invest in a Shield Option with a 10% Cap Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 10% (the Index Performance up to the Cap Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 10%. In some cases, we may declare a Cap Rate for a Shield Option as “uncapped” in which case the Performance Rate that can be received is equal to the Index Performance, subject to the Shield Rate.
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The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, if you invest in a Shield Option with an 8% Step Rate, and the Index Performance is 15% at the end of the Term, the Performance Rate will be 8% (the Step Rate), meaning that we will increase the Investment Amount associated with the Shield Option by 8%.
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For Shield Options with Step Rate Edge, the Edge Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than the Shield Rate. For example, if you invest in a Shield Option with a 10% Shield Rate and a 7% Edge Rate, and the Index Performance at the end of the Term is 3% (Index Performance greater than the Shield Rate), the Performance Rate will equal the Edge Rate, or 7%. This means that we will increase the Investment Amount associated with the Shield Option by 7%. Similarly, if the Index Performance is -10% (Index Performance equal to the Shield Rate), the Performance Rate will also equal the Edge Rate, or 7%. On the other hand, if the Index Performance is -15% (Index Performance is negative by more than the Shield Rate), the Performance Rate will equal -5% (the negative Index Performance in excess of the Shield Rate). This means that we will decrease the Investment Amount associated with the Shield Option by -5%.
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For Par Cap Rate Shield Options you will have a Participation Rate and a Cap Rate. The Participation Rate is the percentage used to determine the amount of positive Index Performance that may be credited at the Term End Date, and the Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. A Par Cap Rate Shield Option with a Participation Rate greater than 100% will be uncapped. For example, a 15% Index Performance with a 110% Participation Rate and uncapped will result in a 16.5% Performance Rate (the Index Performance multiplied by the Participation Rate, up to the Cap Rate (uncapped in this example)). This means that we will increase the Investment Amount associated with the Shield Option by 16.5%. Any Par Cap Rate Shield Option with a declared Cap Rate will have a 100% Participation Rate. For example, a 15% Index Performance with a 100% Participation Rate and a 10% Cap Rate, will result in a 10% Performance Rate (the Index Performance multiplied by the Participation Rate, up to the Cap Rate). This means that we will increase the Investment Amount associated with the Shield Option by 10%. The Participation Rate only applies positive Index Performance to amounts held in the Shield Option until the Term End Date. For renewals into the same Shield Option a new Participation Rate and Cap Rate are declared for each subsequent Term, and such rates will not be less than the Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract. Par Cap Rate Shield Options are not available for Contracts issued before April 27, 2026.
Shield Options with a Cap Rate are described in the Cap Rate Shield Option Rider attached to your Contract. Shield Options with a Step Rate are described in the Step Rate Shield Option Rider attached to your Contract. Shield Options with Step Rate Edge are described in the Step Rate Edge Shield Option Rider attached to your Contract. Par Cap Rate Shield Options are described in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract and are not available for Contracts issued before April 27, 2026.
New Cap Rates, Step Rates, Edge Rates, and Participation Rates are declared for each subsequent Term, subject to the minimum guaranteed rates for each Rate Crediting Type. The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%. For Par Cap Rate Shield Options, the Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract but the Participation Rate will not be less than 100%. If you invest in a Shield Option with a Shield Option Fee, the Shield Option Fee amount will be deducted on each Contract Anniversary and the Term End Date. If you are allocated to a Shield Option with a Shield Option Fee and withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit occur on any day other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is deducted at the time the amounts are withdrawn or removed from the Shield Option.
There are two ways you may find out what the renewal Cap Rates, Step Rates, Edge Rates, and Participation Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will send you a notification, written or electronic depending on your selected preferences, indicating your maturing Shield Options and how you can obtain the different Shield Options available at the Term End Date, including the new Cap Rates, Step Rates, Edge Rates, Participation Rates, and which Shield Options have Shield Option Fees, and the interest rate for the Fixed Account.

You may also access our website at https://www.brighthousefinancial.com/products/rates/ where at least two months of renewal rates for the Rate Crediting Types and the interest rate for the Fixed Account are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES” for more information.
For each Shield Option, you select the Term, the Shield Rate and which Securities Index you want the performance of your Contract to be based on. For example, if you select Shield 10 with a 1-Year Term, you may also select the Rate Crediting Type you want your Contract performance based on availability. Certain Shield Options also have a Shield Option Fee.
Annuity Period
The Annuity Period occurs when you or a designated payee begin receiving regular Annuity Payments from your Contract.
You may withdraw a portion or all of your Account Value at any time until you commence the Annuity Period, subject to, if applicable, a Shield Option Fee and any applicable taxes, as well as an Interim Value calculation if you have not exercised Performance Lock on a Shield Option and amounts are removed from the Shield Option during a Term. The Shield Option Fee will also be deducted if you annuitize on any day other than the Term End Date or during the Transfer Period and are allocated to a Shield Option with a Shield Option Fee. All benefits, including death benefits, terminate without value at the start of the Annuity Period. In addition, once the Annuity Period begins, you generally may no longer take withdrawals from or Surrender the Contract. Depending on the annuity option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features
The following is a brief description of the Contract’s primary features.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals from the Shield Options prior to the Term End Date will be based on an Interim Value calculation.
Tax Treatment. You can transfer money among the Allocation Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to taxes upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your beneficiary(ies) if you die during the Accumulation Period.
Annuity Options. Like all annuity contracts the Contract offers a range of annuity options, which provide Annuity Payments for your lifetime.
Performance Lock. Each Shield Option comes with Performance Lock at no additional charge, which allows you the option to lock the Interim Value, not the Index Performance, of your Shield Option(s) once during each Term prior to the Term End Date. If you lock the Interim Value, the Performance Lock Value will be used as the value of that Shield Option for the remainder of the Term, and the value of the Shield Option will not change due to positive or negative Index Performance for the remainder of the Term. There are significant risks associated with exercising the Performance Lock. The Interim Value calculated on the day you exercise the Performance Lock may be less than the Investment Amount, even if the current Index Value is higher than it was on the Term Start Date. A negative Interim Value could result in loss beyond the protection of the Shield Rate, and, in extreme circumstances, you could lose up to 100% of the value of the Shield Option.
Additional Services and Features.
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Systematic Withdrawal Program. You may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. For automated processing of Required Minimum Distribution (RMD) amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract Year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract Anniversary. We do not assess a charge for this program. If you have not exercised Performance Lock, each withdrawal under the program, if taken from the Shield Options during a Term, will be based on Interim Values, and will cause a proportionate reduction to the Investment Amount for each Shield Option. If you have exercised Performance Lock and then take a withdrawal from the Shield Options, the Performance Lock Value for that Shield Option will be reduced by the dollar amount of each withdrawal.
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Electronic Delivery. As a Contract Owner, you may elect to receive electronic delivery of current prospectuses related to this Contract, as well as other Contract related documents.
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Withdrawals to Pay Advisory Fees. If you would like to pay fees and expenses associated with your fee-based program from this Contract, you may authorize your financial advisor to take withdrawals from the Contract on your behalf, which may be used to pay advisory fees and expenses. If you authorize your financial advisor to withdraw amounts from your Contract to pay advisory fees, such fee deduction will be treated as a withdrawal and subject to our standard withdrawal provisions. Like any other withdrawal, the portion of any withdrawal from an annuity Contract that is subject to federal and state income taxes and income tax penalties (including to pay fees and expenses associated with a fee-based program) may also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. If you are allocated to a Shield Option with a Shield Option Fee, the Shield Option Fee will also be deducted when certain transactions (withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term End Date or during the Transfer Period. Withdrawals to pay advisory fees from the Shield Options before the end of a Term will be based on an Interim Value calculation (and cause a proportionate reduction to your Investment Amount), which may result in loss. The deduction of such fees will reduce your Account Value and death benefit under the Contract, and the reduction to the death benefit may be more than the value withdrawn. You should note that even relatively small withdrawals taken periodically can have a significant aggregate impact and could cause significant reductions to your Account Value and the death benefit, as well as to the Performance Rate Adjustment on the Term End Date. See “FEE-BASED EXPENSES."
Contract Adjustment
You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from a Shield Option or from the Contract. If you have not exercised the Performance Lock on a Shield Option, the Interim Value is the amount that is available for annuitization, death benefit payments, withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, and Performance Lock.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	Fees, Expenses and Adjustments	Location in the Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you exercise the Performance Lock or all or a portion of the Account Value is removed from a Shield Option or from the Contract before the end of a Term, we will apply an Interim Value calculation, which may be negative. In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you exercise the Performance Lock, or if you make a withdrawal, Surrender, or otherwise remove amounts from the Shield Options before the Term End
Date due to a negative Interim Value.
For example, if you allocate $100,000 to a Shield Option with a 3-year Term, and later withdraw the entire amount before the Term has ended, you could lose up to $100,000of your investment. This loss will be greater if you also have to pay taxes and tax penalties.
Between the Term Start Date and the Term End Date, we use the Interim Value
to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees); (4) Surrenders; and (5) Performance Lock.
If you are allocated to a Shield Option with a Shield Option Fee, the Shield
Option Fee will also be deducted from the Interim Value or Performance Lock
Value when certain transactions (withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term
End Date or during the Transfer Period.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS INTERIM VALUE CALCULATION
Are There Transaction Charges?
Yes. In addition to the Interim Value calculation, you may also be charged for other transactions. Certain Shield Options have a Shield Option Fee. If you are allocated to a Shield Option with a Shield Option Fee and withdrawals
(including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit occur on any day other than the Term End Date or during the Transfer Period, the Shield
Option Fee amount is deducted at the time the amounts are withdrawn or removed from the Shield Option. If you make a full withdrawal from a Shield
Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is equal to the Shield
Option Fee multiplied by the Interim Value or Performance Lock Value at the
time of the withdrawal. If you make a partial withdrawal from a Shield Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is equal to the Shield Option
Fee multiplied by the portion of the withdrawal amount (including any applicable Premium Tax and other taxes) taken from the Shield Option with a
Shield Option Fee.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
FEE TABLE CHARGES, FEES, AND ADJUSTMENTS

Fees, Expenses and Adjustments	Location in the Prospectus

There is an implicit ongoing fee on the Shield Options to the extent that your participation in Index gains is limited by us through the use of certain Rate
Crediting Types (Cap Rate, Step Rate, and Step Rate Edge). This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Annual Fee	Minimum	Maximum
Base Contract	0%	1.25%[1]
[1] Because not all Shield Options have a fee, this is applicable only if you allocate to a Shield
Option with a Shield Option Fee. The Shield Option Fee will not change for the life of the Contract.
If you have not exercised Performance Lock, the Shield Option Fee amount is equal to the Shield
Option Fee multiplied by the Interim Value on each Contract Anniversary that is not the Term End
Date and the Investment Amount on the Term End Date (after applying the Performance Rate). If you have exercised Performance Lock, the Shield Option Fee amount is equal to the Shield Option
Fee multiplied by the Performance Lock Value on each Contract Anniversary that is not the Term
End Date and the Term End Date. The Shield Option Fee amount is calculated and deducted as of the close of the Business Day on each Contract Anniversary, including the Term End Date.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Interim Value calculations that substantially increase costs.

Lowest Annual Cost $0	Highest Annual Cost $1,312.50
Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●No Shield Option Fee ●No sales charges ●No additional transfers or withdrawals ●0% loss due to the Interim Value calculation	●Investment of $100,000 ●5% annual appreciation ●Shield Option Fee ●No sales charges ●No additional transfers or withdrawals ●0% loss due to the Interim Value calculation
Risks
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

●The currently offered Shield Options provide that we will absorb losses at least equal to 10%, 15%, and 25%. Under these Shield Options, the maximum amount of loss you could experience due to negative index performance at the end of a Term, after taking into account these levels of protection, would be: 90% for 10% downside protection; 85%
for 15% downside protection; and 75% for 25% downside protection.
●We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside
protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection..
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT SHIELD RATES

Risks
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The Contract’s tax deferral and long-term income features are generally more beneficial to investors who intend to hold the Contract for a long period of time and then use the Account Value for retirement savings or other long-term investment purposes.
Amounts withdrawn from the Contract may result in taxes and tax penalties. If you have not exercised the Performance Lock, amounts removed from a
Shield Option or from the Contract before the end of a Term may also result in a negative Interim Value and proportional reduction to the Investment Amount associated with the Shield Option, as well as loss of positive Index
Performance.
Withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees) will reduce your Account Value and the death benefit, perhaps significantly. The reduction may be more than the amount withdrawn.
If you have not exercised the Performance Lock, withdrawals from the Shield
Options during a Term will reduce the Investment Amount associated with the
Shield Option by the same proportion that the Interim Value of that Shield
Option is reduced by the withdrawal. The proportionate reduction could be greater than the amount withdrawn even if the Index Value has increased.
Reductions to the Investment Amount will reduce the Interim Value for that
Shield Option for the remainder of the Term, and as a result the positive interest, if any, credited, to the remaining Investment Amount on the Term End
Date will be less than if you had not taken a withdrawal. If you have exercised the Performance Lock, a withdrawal will reduce the Performance Lock Value by the dollar amount of the withdrawal.
During the Accumulation Period you may transfer your Account Value to or from the Fixed Account (if available), to or from the Shield Option(s), and from the Holding Account. If we have allocation instructions from you, we will transfer the amounts in the Holding Account to the Shield Option(s) on the
next Contract Anniversary. If you have not exercised the Performance Lock, transfers may be made, according to your instructions, only during the
Transfer Period following the Term End Date.
If you have exercised the Performance Lock for a multi-year Term, you may transfer the Performance Lock Value on any Contract Anniversary prior to the end of the Term and on the Term End Date. If you transfer the Performance
Lock Value on a Contract Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the
Performance Lock Value on the Term End Date, you may transfer all or a portion of your Performance Lock Value during the Transfer Period. Partial transfers of the Performance Lock Value are only permitted during the
Transfer Period at the end of the Term. See “TRANSFERS.”
If you do not provide transfer instructions during the Transfer Period following the Term End Date, the following procedures will apply:

●The Investment Amount or Performance Lock Value allocated to the Shield
Option that has reached its Term End Date will automatically be renewed into the same Shield Option for a new Term, subject to the new Cap Rate,
Step Rate, Edge Rate, or Participation Rate, as applicable, declared for that
Term. The Performance Lock Value will no longer be locked for the new
Term.
●If the same Shield Option is no longer available for investment at the Term
End Date, the Investment Amount or Performance Lock Value in that Shield
Option will automatically be transferred to the Fixed Account, if available, at the Term End Date, subject to the new interest rate declared for that Fixed
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT TRANSFERS

Risks

Account Term. If the Fixed Account is not available, the Investment Amount or Performance Lock Value will automatically be transferred into the
Holding Account.
●If you do not provide transfer instructions during the Transfer Period following the Fixed Account Term End Date, any Fixed Account Value will remain in the Fixed Account for another Fixed Account Term, subject to the new interest rate declared for that Term. If the Fixed Account is no longer available at the Fixed Account Term End Date, the Fixed Account Value will automatically be transferred into the Holding Account.

What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risks of poor investment performance and can vary depending on the performance of the Allocation
Options available under the Contract (e.g., the Shield Options). Each Allocation
Option (including the Fixed Account) will have its own unique risks. You should review the available Allocation Options before making an investment decision.
Certain Rate Crediting Types (Cap Rate, Step Rate, and Step Rate Edge), will limit positive Index returns (e.g., limited upside). This may result in you earning less than the Index return. For example:

●Cap Rate. If the Index Performance is 15%, and the Cap Rate is 10%, we
will credit a 10% Performance Rate at the end of the Term.
●Step Rate. If the Index Performance is 15%, and the Step Rate is 8%, we
will credit an 8% Performance Rate at the end of the Term.
●Edge Rate. If the Index Performance is 15%, the Edge Rate is 7%, and the
Shield Option has a Shield Rate of 10%, we will credit a 7% Performance
Rate at the end of the Term. If the Index Performance is -10%, we will also credit a 7% Performance Rate at the end of the Term.
Unlike the other Rate Crediting Types, the Participation Rate does not limit positive index returns. For example, a 15% Index Performance with a 110%
Participation Rate and uncapped Cap Rate, will result in a 16.5% Performance
Rate (the Index Performance multiplied by the Participation Rate, up to the
Cap Rate (uncapped in this example)) meaning that we will increase the
Investment Amount associated with the Shield Option by 16.5% at the end of the Term.
The Shield Rate, as applicable, will limit the negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index
Performance is -25%, and you invest in a Shield Option with a 10% Shield
Rate, we will credit a -15% Performance Rate (the amount of negative Index
Performance that exceeds the Shield Rate) at the end of the Term.
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDICES SHIELD RATES RATE CREDITING TYPES THE FIXED ACCOUNT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under any Fixed Account and Shield Options), guarantees, or benefits are subject to our claims-paying ability. More information about us, including our appliable financial strength ratings, is available upon request by contacting us at (888) 243-1968.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Restrictions
Are There Restrictions on the Investment Options?
Yes.

●Limits on transfers.
○Transfers may only be made during the Accumulation Period, and only to or from the Fixed Account, to or from the Shield Option(s), and from the
Holding Account.
○Transfers may not be made into the Holding Account.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PURCHASE SHIELD OPTIONS

Restrictions

○If you have not exercised the Performance Lock, transfers among the
Fixed Account and the Shield Options may only be made during the
Transfer Period at the end of each Term.
○If you have exercised the Performance Lock, you may transfer on any
Contract Anniversary prior to the end of the Term and on the Term End
Date. If you transfer the Performance Lock Value on a Contract
Anniversary before the Term End Date, you may only transfer the entire amount of the Performance Lock Value. If you transfer the Performance
Lock Value on the Term End Date, you may transfer all or a portion of the
Performance Lock Value. Partial transfers of the Performance Lock Value prior to the Term End Date are not permitted.
○Transfers from the Holding Account may only be made on a Contract
Anniversary.
○The minimum transfer amount is $500.
●The availability of Allocation Options may vary depending on the selling firm or state through which your Contract is sold.
●We can add or discontinue any Shield Option. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available, although it may not be substantially similar to any one of the currently available Shield Options.
●We have the right to substitute a comparable index prior to the Term End
Date if any Index is discontinued or we determine that our use of such
Index should be discontinued because we are no longer licensed to use the
Index, the method of calculation of the Index Value is substantially changed, or if Index Values become unavailable for any reason.
●We may change Cap Rates, Step Rates, Edge Rates, and Participation Rates
declared for the Shield Options from one Term to the next, subject to the minimum guaranteed rates.
●Each Shield Option’s Shield Rate is guaranteed not to change for the life of the currently offered Shield Options. However, we may add or discontinue any Shield Option, so the Shield Rates offered under the Contract may change from one Term to the next.
●We may change the interest rate for the Fixed Account declared from one
Fixed Account Term to the next, subject to the Minimum Guaranteed
Interest rate applicable to any Contract, which will not be less than 1%.
●The Contract is a single premium product. Additional Purchase Payments will not be accepted.
ADDITION OR DISCONTINUANCE OF A SHIELD OPTION TRANSFERS THE FIXED ACCOUNT THE HOLDING ACCOUNT APPENDIX G APPENDIX H
Are There Any Restrictions on Contract Benefits?
Yes.

●Subject to certain conditions, Contract benefits may be modified or terminated by the Company.
●All withdrawals (including RMDs, systematic withdrawals, and any withdrawals to pay advisory fees) will reduce the death benefit. Shield
Option Fees will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment. Such reductions may be significant and may be more than the amount of the withdrawal and may even terminate the benefit.
●The availability of Contract benefits may vary depending on the selling firm or state through which your Contract is sold.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT DEATH BENEFIT APPENDIX G APPENDIX H
Taxes
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT FEDERAL TAX CONSIDERATIONS

Conflicts of Interest
How are Financial Advisors Compensated?
Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay advisory fees. In addition, your financial advisor may receive compensation in the form of non-cash compensation. This conflict of interest may influence your financial advisor to recommend this Contract over another investment for which the financial advisor is not compensated or compensated less.
FEE BASED EXPENSES DISTRIBUTION OF THE CONTRACTS
Should I Exchange My Contract?
If you already own an insurance contract, some financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.
THE ANNUITY CONTRACT – REPLACEMENT OF CONTRACTS

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the standard benefits available under the Contract. The availability of Contract benefits may vary depending on the selling firm through which your Contract is sold. See Appendix H – Financial Intermediary Variations.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Account Value Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the Account Value	N/A
●Only available during the
Accumulation Period.
●For Owners aged 81 or older on the
Issue Date of your Contract.
●Account Value may reflect an Interim
Value calculation for the Shield
Options, which may be less than the
Investment Amount.
●Withdrawals will reduce the death
benefit, perhaps significantly, and
such reductions could be greater than
the amount withdrawn.
●Shield Option Fees will reduce any
Account Value death benefit, but will
not reduce any death benefit based on
Return of Premium.

Return of Premium Death Benefit (Standard Death Benefit)	Pays a death benefit equal to the greater of your Account Value or your Purchase Payment (adjusted for any withdrawals, including withdrawals to pay advisory fees)	N/A
●Only available during the
Accumulation Period.
●For Owners aged 80 or younger on the
Issue Date of your Contract.
●Account Value may reflect an Interim
Value calculation for the Shield
Options, which may be less than the
Investment Amount.
●Withdrawals will reduce the death
benefit, perhaps significantly, and
such reductions could be greater than
the amount withdrawn.

Systematic Withdrawal Program	Allows automated processing of amounts withdrawn from your Contract	N/A
●Available in any Contract Year for RMD
amounts withdrawn from an IRA
Contract or qualified annuity Contract.
●Available after the first Contract Year
and for up to10% of your Account
Value as of the prior Contract
Anniversary for automated processing
of amounts withdrawn for purposes
other than RMDs.
●Each payment must be at least $100.
●A minimum of $500 must be
distributed each Contract Year.
●Withdrawals may only be on a
monthly, quarterly, semi-annual, or
annual basis.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	By providing Notice to us, allows you to lock the Interim Value of a Shield Option once during the Term	N/A
●Only available during the
Accumulation Period.
●May be requested on any Business
Day prior to the Term End Date.
●We use the Interim Value calculated at
the end of the current Business Day
on which you exercise the
Performance Lock to determine the
Performance Lock Value.
●Shield Option Fee deductions will also
reduce the Performance Lock Value.
●You will not be able to determine in
advance the Performance Lock Value,
and it may be higher or lower than it
was at the point in time you requested
the Performance Lock.
●You may lock in a loss.
●The Performance Lock Value will not
participate in Index Performance
(positive or negative) for the
remainder of the Term, including the
Term End Date.
●Shield Rate and Cap Rate, Step Rate,
Edge Rate, and Participation Rate will
not apply on the Term End Date after a
Performance Lock is exercised.
●Must be exercised for the full amount
of the Shield Option Interim Value.
●May be exercised once per Term for
each Shield Option.
●Once the Performance Lock is
exercised for a Shield Option, it is
irrevocable for the remainder of that
Term.
●Upon exercising, you can transfer the
entire Performance Lock Value (minus
any applicable Shield Option Fee
amount) to any available Shield Option
or to the Fixed Account on any
Contract Anniversary occurring prior to
the Term End Date.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Shield Options with a Shield Option Fee	Provides an increased upside potential	1.25%
●Currently, the only Shield Options with
a Shield Option Fee are Par Cap Rate
Shield Options, which are only
available to contracts issued on and
after April 27, 2026.
●The Participation Rate and Cap Rate
may vary between Shield Options.
●Shield Option Fees could increase
losses or decrease gains, and these
deductions will reduce the Account
Value and any Account Value death
benefit, perhaps significantly.
●No guarantee that the increased
upside potential will result in gains at
least equal to the fee or any gains at
all.
●No guarantee that the Par Cap Rate
Shield Option will outperform Shield
Options without the Shield Option Fee.
●The Shield Option Fee will also be
deducted when certain transactions
(withdrawals (including RMDs,
systematic withdrawals, and
withdrawals to pay advisory fees),
Surrenders, annuitization or the
payment of the death benefit) occur
on any day other than the Term End
Date or during the Transfer Period and
will be based on an Interim Value
calculation.

BUYING THE CONTRACT
Purchasing the Contract
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial advisor about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract. Your selling firm may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS” section in the prospectus). Please be aware that your financial advisor may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly. See “REQUESTS AND ELECTIONS” section in the prospectus for specific contact information.
We offer other individual single premium deferred index-linked annuity contracts. However, not every contract we issue is available through every selling firm. In addition, these other contracts may have different Shield Options, Shield Rates, Cap Rates, Step Rates, Edge Rates, and Participation Rates. You may contact us to learn more about the availability of any of our other index-linked annuity contracts.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
•
The minimum Purchase Payment we will accept is $25,000.
•
If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
•
We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
•
We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
•
Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal (including RMDs, systematic withdrawals, any withdrawals to pay advisory fees and, if a withdrawal is taken from a Shield Option with a Shield Option Fee, the Shield Option Fee amount) will result in a reduction to the Investment Amount in each Shield Option, the Fixed Account, and the Holding Account in the ratio that each Shield Option, the Fixed Account, and the Holding Account bears to the total Account Value, unless you instruct us otherwise. The Shield Option Fee amount, if applicable, will only be deducted if amounts are withdrawn or removed from Shield Options with a Shield Option Fee. The Shield Option Fee amount, if applicable, cannot be deducted from the amount you receive from a withdrawal and will always reduce the remaining Account Value in the Shield Option. For a “gross withdrawal," the requested Withdrawal Amount will include any Shield Option Fees that may apply. However, if the transaction causes the value of the Shield Option with a Shield Option Fee to go to $0 we would deduct the Shield Option Fee amount from the amount payable to you. For a partial withdrawal, the amount you receive will be equal to the requested Withdrawal Amount reduced by any applicable Shield Option Fee and Premium Tax and other taxes (a “gross withdrawal”). Alternatively, you can choose to have the Shield Option Fee and Premium Tax and other taxes deducted from the remaining Account Value, in which case you would receive the full dollar amount you requested. A withdrawal (including RMDs, systematic withdrawals, any withdrawals to pay advisory fees and, if a withdrawal is taken from a Shield Option with a Shield Option Fee, the Shield Option Fee amount) will also result in a proportionate reduction to the death benefit under the Contract. For Shield Options with the Shield Option Fee the total amount withdrawn from the Shield Option will be equal to the partial withdrawal amount plus the Shield Option Fee. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s), the Fixed Account, and the Holding Account for each partial withdrawal. Shield Option Fees will reduce any Account Value death benefit, but will not reduce any death benefit based on return of Purchase Payment.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value.
If you request a full or partial withdrawal (unless you instruct us otherwise for a partial withdrawal), the Withdrawal Amount will result in our paying you a net amount. The net amount payable to you is equal to the amount withdrawn from the Account Value, less Premium Tax and other taxes, if any. The Shield Option Fee amount, if applicable, will only be deducted if amounts are withdrawn or removed from Shield Options with a Shield Option Fee. The Shield Option Fee amount, if applicable, cannot be deducted from the amount you receive from a withdrawal and will always reduce the remaining Account Value in the Shield Option. For a “gross withdrawal," the requested Withdrawal Amount will include any Shield Option Fees that may apply. However, if the transaction causes the value of the Shield Option with a Shield Option Fee to go to $0 we would deduct the Shield Option Fee amount from the amount payable to you.
Withdrawals (including RMDs, systematic withdrawals, and any withdrawals to pay advisory fees) from the Fixed Account (if available) will reduce the Fixed Account Value dollar for dollar by the portion of the Withdrawal Amount deducted from the Fixed Account. Withdrawals from the Shield Options on the Term End Date will reduce the Investment Amount dollar for dollar by the portion of the Withdrawal Amount deducted from the Shield Options after the application of the Performance Rate.
If the withdrawal is taken during a Term, the Withdrawal Amount (including RMDs, systematic withdrawals, any withdrawals to pay advisory fees and, if a withdrawal is taken from a Shield Option with a Shield Option Fee, the Shield Option Fee amount) will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e. a proportional reduction), or, if you have exercised the Performance Lock, it will reduce the Performance Lock Value of the Shield Option by the dollar amount of the withdrawal. Accordingly, when the Interim Value is less than the Investment Amount, the reduction to the Shield Option is on a more than dollar for dollar basis. On the other hand, when the Interim Value is greater than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” section in the prospectus for more information.
For example, assume the Performance Lock has not been exercised and Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase Payment equally to two Shield Options so that each starts with $50,000, and there is no Shield Option Fee on either Shield Option. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at this time Owner 1 decides to make a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment Amount is then $77,777.78 ($50,000 + $27,777.78).
Using the same example above and assuming Owner 1 exercised the Performance Lock on Shield Option A and Shield Option B resulting in a Performance Lock Value of $65,000 for Shield Option A and $45,000 for Shield Option B. Assume that after exercising the Performance Lock, Owner 1 makes a withdrawal of $20,000. If the entire withdrawal is taken from Shield Option A, the Performance Lock Value of that Shield Option would be reduced to $45,000 ($65,000 - $20,000). The Account Value after the withdrawal is then $90,000 ($45,000 + $45,000). If the entire withdrawal is taken from Shield Option B, the Performance Lock Value of that Shield Option would be reduced to $25,000 ($45,000 - $20,000). The Account Value after the withdrawal is then $90,000 ($65,000 + $25,000).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate, Step Rate, Edge Rate, and Participation Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
Financial Advisor Initiated Withdrawals. Subject to our administrative procedures, you may authorize your financial advisor to take withdrawals on your behalf, which may be used to pay fees and expenses associated with your fee-based program. A withdrawal made to pay such fees and expenses is subject to the same withdrawal provisions described in this section. These withdrawal amounts, like all withdrawals, will reduce the Investment Amount for each Shield Option, the Fixed Account and the Holding Account in the ratio that each Shield Option, the Fixed Account and the Holding Account bears to the total Account Value unless you instruct us otherwise. These fees and expenses are separate from and in addition to any fees and charges you may pay under the Contract, will reduce your Account Value and death benefit under the Contract (perhaps by more than the amount withdrawn). If you authorize your financial advisor to withdraw amounts from your Contract to pay advisory fees, such fee deduction will be treated as a withdrawal. Like any other withdrawal, the portion of any withdrawal from an annuity Contract (including to pay fees and expenses associated with a fee-based program) that is subject to federal and state income taxes and income tax penalties may also be subject to a 10% federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59½, unless an exception applies. If you are allocated to a Shield Option with a Shield Option Fee, the  Shield Option Fee will also be deducted when certain transactions (withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit) occur on any day other than the Term End Date or during the Transfer Period. You should note that even relatively small withdrawals taken periodically can have a significant aggregate impact and could cause significant reductions to your Account Value, and the death benefit, as well as to any positive Performance Rate Adjustment on the Term End Date. See “BENEFITS AVAILABLE UNDER THE CONTRACT” and “DEATH BENEFIT” in the prospectus. See Examples 2A and 2B in the prospectus for illustrations of how a partial withdrawal during the Term will affect the Investment Amount for a Shield Option. See Appendix D in the prospectus for an example of how partial withdrawals reduce the Return of Premium death benefit. Prior to taking any advisory fee withdrawals, you should consult with your financial advisor for more details about your particular fee-based program, including the impact of taking withdrawals to pay fees and expenses associated with fee-based programs. See “FEE-BASED EXPENSES” and “FEDERAL TAX CONSIDERATIONS” in the prospectus.
Shield Option Fee. If you have not exercised Performance Lock, the Shield Option Fee amount is deducted from the Interim Value on each Contract Anniversary that is not a Term End Date and is equal to the Shield Option Fee multiplied by the Interim Value of the applicable Shield Option with a Shield Option Fee. On the Term End Date, the Shield Option Fee amount is deducted from the Ending Investment Amount and is equal to the Shield Option Fee multiplied by the Investment Amount at the Term Start Date adjusted for any withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees) and Shield Option Fees, and after any Performance Rate Adjustment has been applied. If you have exercised Performance Lock, the Shield Option Fee amount is deducted from the Performance Lock Value on each Contract Anniversary that is not a Term End Date and on the Term End Date and is equal to the Shield Option Fee multiplied by the Performance Lock Value of the applicable Shield Option with a Shield Option Fee.
        When withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit occur on any day other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is deducted at the time the amounts are withdrawn or removed from the Shield Option with a Shield Option Fee. If you make a full withdrawal from a Shield Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is deducted from the Interim Value or Performance Lock Value and is equal to the Shield Option Fee multiplied by the Interim Value or Performance Lock Value.
        If you make a partial withdrawal from a Shield Option with a Shield Option Fee on any date other than the Term End Date or during the Transfer Period, the Shield Option Fee is equal to the Shield Option Fee multiplied by the portion of the withdrawal amount (including any applicable Premium Tax and other taxes) taken from the Shield Option with a Shield Option Fee. The total amount withdrawn from a Shield Option with a Shield Option Fee will be equal to the partial withdrawal amount plus the Shield Option Fee. The Shield Option Fee amount is deducted from the Interim Value of the Shield Option with a Shield Option Fee as of the close of the Business Day before processing any partial withdrawal, and Premium and Other Taxes.
        For example, assume Owner 1 makes a $50,000 Purchase Payment at Contract issue and allocates the Purchase Payment to a Par Cap Rate Shield Option, which has a Shield Option Fee. This amount is the initial Investment Amount. Assume in 6 months the Par Rate Fee has an Interim Value of $65,000. Assume at this time Owner 1 has not exercised Performance Lock and decides to take a withdrawal of $20,000. We calculate the Shield Option Fee amount by multiplying the Shield Option Fee of 1.25% by the requested amount of $20,000. This results in a Shield Option Fee amount of $250 with a Withdrawal Amount of $20,250 ($20,000 + $250) from the Par Cap Rate Shield Option. The remaining Interim Value after processing the withdrawal is $44,750 ($65,000 - $20,250), which is a 31.15% ($20,250 ÷ $65,000) reduction to the Interim Value. The Investment Amount for the Shield Option would be reduced to $34,425 ($50,000 x (1-31.15%)).

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year. These tables do not reflect any advisory fees that you may choose to have withdrawn from this Contract. If advisory fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, Surrender or make withdrawals from an Allocation Option or from the Contract, or transfer Account Value between Allocation Options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge	None

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Allocation Option or from the Contract before the expiration of a specified period.
Adjustments
Interim Value Maximum Potential Loss(1) (as a percentage of the Investment Amount in the Shield Option)	100%(2)

(1)
An Interim Value adjustment is not an explicit charge. It is an adjustment that we use between the Term Start Date and the Term End Date to calculate the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees); (4) Surrenders; and (5) Performance Lock.
(2)
In extreme circumstances, you could lose up to 100% of the value of your Shield Option if you make a withdrawal or Surrender from the Shield Options, or if you exercise the Performance Lock before the Term End Date. The maximum potential loss would only occur if the Index price has declined to zero and there is a full withdrawal of the Interim Value from the Shield Option or if you exercise the Performance Lock feature before the Term End Date.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
Base Contract Expenses
Shield Option Fee(3) (the Shield Option Fee will be deducted on each Contract Anniversary, including the Term End Date)	1.25%
(3)
Because not all Shield Options have a fee, this is applicable only if you allocate to a Shield Option with a Shield Option Fee. The Shield Option Fee will not change for the life of the Contract. If you have not exercised Performance Lock, the Shield Option Fee amount is equal to the Shield Option Fee multiplied by the Interim Value on a Contract Anniversary that is not a Term End Date and the Investment Amount on a Term End Date (after applying the Performance Rate). If you have exercised Performance Lock, the Shield Option Fee amount is equal to the Shield Option Fee multiplied by the Performance Lock Value on each Contract Anniversary that is not the Term End Date and the Term End Date. The Shield Option Fee amount is calculated and deducted as of the close of the Business Day on each Contract Anniversary, including the Term End Date. When withdrawals (including RMDs, systematic withdrawals, and withdrawals to pay advisory fees), Surrenders, annuitization or the payment of the death benefit occur on any day other than the Term End Date or during the Transfer Period, the Shield Option Fee amount is deducted at the time the amounts are withdrawn or removed from the Shield Option. See Appendix A -- Investment Options Available Under The Contract for a list of Allocation Options that have a Shield Option Fee.

In addition to the fees described above, we may limit the amount you can earn on the Shield Options. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Appendix A
Investment Options Available Under The Contract
The following is a list of Shield Options currently available under the Contract. The availability of Allocation Options may vary depending on the selling firm through which your Contract is sold. See Appendix H – Financial Intermediary Variations. We may change the features of the Shield Options listed below (including the Index and the current limits on Index gains and losses), offer new Shield Options, and terminate existing Shield Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.brighthousefinancial.com/products/rates/. See “SHIELD OPTIONS,” “SHIELD RATES,” and “RATE CREDITING TYPES” sections in the prospectus for more information.
Note: If amounts are removed from a Shield Option before the end of a Term, we will apply an Interim Value calculation. This Interim Value calculation may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Term. See “Interim Value Calculation” under “CHARGES, FEES, AND ADJUSTMENTS” and the “WITHDRAWAL PROVISIONS” section in the prospectus for more information.
Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
S&P 500® Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Cap Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Step Rate	n/a
S&P 500® Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Step Rate	n/a
S&P 500® Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
S&P 500® Index	Market Index	2 Year	15%	3%	Step Rate	n/a
S&P 500® Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
S&P 500® Index	Market Index	2 Year	10%	3%	Step Rate	n/a
S&P 500® Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
S&P 500® Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
S&P 500® Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate	n/a
S&P 500® Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
S&P 500® Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
S&P 500® Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
Russell 2000® Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Cap Rate	n/a

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
Russell 2000® Index	Market Index	1 Year	15%	2%	Step Rate	n/a
Russell 2000® Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Step Rate	n/a
Russell 2000® Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
Russell 2000® Index	Market Index	2 Year	15%	3%	Step Rate	n/a
Russell 2000® Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
Russell 2000® Index	Market Index	2 Year	10%	3%	Step Rate	n/a
Russell 2000® Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
Russell 2000® Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
Russell 2000® Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate	n/a
Russell 2000® Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Russell 2000® Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	1 Year	25%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Cap Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Step Rate	n/a
MSCI EAFE Index	Market Index	1 Year	15%	2%	Edge Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Step Rate	n/a
MSCI EAFE Index	Market Index	1 Year	10%	2%	Edge Rate	n/a
MSCI EAFE Index	Market Index	2 Year	15%	3%	Step Rate	n/a
MSCI EAFE Index	Market Index	2 Year	15%	3%	Edge Rate	n/a
MSCI EAFE Index	Market Index	2 Year	10%	3%	Step Rate	n/a
MSCI EAFE Index	Market Index	2 Year	10%	3%	Edge Rate	n/a
MSCI EAFE Index	Market Index	3 Year	15%	6%	Cap Rate	n/a
MSCI EAFE Index	Market Index	3 Year	10%	6%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate	n/a
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate	n/a

Index[1]	Type of Index	Term	Current Shield Rate (if held until end of Term)	Minimum Guaranteed Rate for Rate Crediting Type (for life of Shield Option)		Shield Option Fee
MSCI EAFE Index	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
MSCI EAFE Index	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	1 Year	25%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	15%	2%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	1 Year	10%	2%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	15%	3%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Step Rate	n/a
Nasdaq-100 Index®	Market Index	2 Year	10%	3%	Edge Rate	n/a
Nasdaq-100 Index®	Market Index	3 Year	15%	6%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	3 Year	10%	6%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate	n/a
Nasdaq-100 Index®	Market Index	6 Year	25%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	6 Year	15%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
Nasdaq-100 Index®	Market Index	6 Year	10%	8%	Cap Rate and	1.25%
				100%	Participation Rate*
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends declared by any of the companies in the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
* Par Cap Rate Shield Options are not available for Contracts issued before April 27, 2026.

We do not guarantee that there will always be a Shield Option under the Contract that provides this minimum amount of downside protection; however, there will always be at least one Shield Option available with a minimum of 5% downside protection.
The Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Cap Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Step Rate for your Contract is the amount shown in the Step Rate Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Edge Rate for your Contract is the amount shown in the Step Rate Edge Shield Option Rider attached to your Contract, but will not be less than 2%. The Minimum Guaranteed Participation Rate and the Minimum Guaranteed Cap Rate for your Contract is the amount shown in the Participation Rate Cap Rate Fee Shield Option Rider attached to your Contract, but the Participation Rate will not be less than 100%.
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. See “THE FIXED ACCOUNT” section in the prospectus and Appendix E in the prospectus for information regarding the Fixed Account.
Name	Fixed Account Term	Minimum Guaranteed Interest Rate[2]
Fixed Account	1 Year	1%
2 The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown in the Fixed Account Rider attached to your Contract and applies only to amounts in the Fixed Account.

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The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF249?site=BHF1.
Reports and other information about BLIC are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000256320